                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                   -----------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 29, 1999

                        Modem Media . Poppe Tyson, Inc.
--------------------------------------------------------------------------------
            (Exact name of Registrant as Specified in its Charter)


Delaware                         0-21935                 06-1464807
--------------------------------------------------------------------------------
(State or other          (Commission File Number)        (I.R.S. Employer
Jurisdiction of                                          Identification No.)
Incorporation)

                  230 East Avenue, Norwalk, Connecticut 06855
--------------------------------------------------------------------------------
             (Address of Principal Executive Officers) (Zip Code)


                                (203) 299-7000
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

Item 5.    Other Events


On June 29, 1999, Modem Media . Poppe Tyson, Inc. (the "Company") announced that it has resigned from its relationship with AT&T and issued a press release to that effect.

The complete text of the press release issued by the Company is attached as an exhibit to this document.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

     (c)   Exhibits
           99   Press Release, dated June 29, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        MODEM MEDIA . POPPE TYSON, INC.


                                        /s/ Sloane Levy


                                        Name:   Sloane Levy
                                        Title:  Vice President, General Counsel


Dated: July 8, 1999